Exhibit 4.2

MONDELĒZ INTERNATIONAL, INC.

OFFICERS’ CERTIFICATE

March 6, 2015

Reference is made to (i) Section 301 of the Indenture dated as of March 6, 2015 (the “Indenture”), by and between Mondelēz International, Inc., a Virginia corporation (the “Company”), and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee”), (ii) the Terms Agreement dated February 25, 2015 (the “Euro Notes Terms Agreement”), which incorporates the Amended and Restated Underwriting Agreement dated February 28, 2011 (the “Underwriting Agreement”), by and among the Company and Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc and Société Générale, as representatives of the underwriters named therein, relating to the offer and sale by the Company of €500,000,000 aggregate principal amount of its 1.000% Notes due 2022 (the “2022 Notes”), €750,000,000 aggregate principal amount of its 1.625% Notes due 2027 (the “2027 Notes”) and €750,000,000 aggregate principal amount of its 2.375% Notes due 2035 (the “2035 Notes”), and (iii) the Terms Agreement dated February 25, 2015 (the “Sterling Notes Terms Agreement” and together with the Euro Notes Terms Agreement, the “Terms Agreements” and each a “Terms Agreement”), which incorporates the Underwriting Agreement, by and among the Company and Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc and Société Générale, as representatives of the underwriters named therein, relating to the offer and sale by the Company of £450,000,000 aggregate principal amount of its 3.875% Notes due 2045 (the “2045 Notes”). The 2022 Notes, the 2027 Notes, the 2035 Notes and the 2045 Notes are referred to herein as the “Notes.”

Capitalized terms used but not otherwise defined herein shall have the respective meanings given such terms in the Indenture, the Underwriting Agreement or the applicable Terms Agreement, as the case may be.

The undersigned Senior Vice President and Treasurer, in the case of Barbara L. Brasier, and Vice President and Corporate Secretary, in the case of Carol J. Ward, of the Company, hereby certify that the Senior Vice President and Treasurer has authorized the issue and sale of each series of the Notes by the Company, and, in connection with such issue, has determined, approved or appointed, as the case may be, the following:

2022 Notes

(a)	Title: 1.000% Notes due 2022.

(b)	Principal Amount: €500,000,000 aggregate principal amount. Principal payments in respect of the 2022 Notes shall be made in euro.

(c)

Interest: Interest on the 2022 Notes is payable annually on March 7 of each year, commencing on March 7, 2016, to persons in whose name a 2022 Note is registered at the close of business on the business day before the relevant interest payment date (or to the applicable depositary, as the case may be). The 2022 Notes will bear interest at a rate per annum of 1.000%. Interest on the 2022 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2022 Notes (or March 6, 2015, if no interest has been paid on the 2022 Notes) to, but excluding, the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. Interest payments in respect of the 2022 Notes shall be made in euro.

(d)	Form and Denominations: Fully-registered book-entry form, as a Registered Security, only, represented by one or more permanent Global Securities registered with BT Globenet Nominees Limited as nominee of Deutsche Bank AG, London Branch, the common depositary (the “Depositary”) for, and in respect of interests held through, Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), in denominations of €100,000 (one hundred thousand euro) and integral multiples of €1,000 (one thousand euro) in excess thereof. The Company shall issue the 2022 Notes in definitive form in exchange for the applicable Global Securities if the Depositary is at any time unwilling or unable to continue as depositary for any of the Global Securities and a successor depositary is not appointed by the Company within 90 days or if an Event of Default has occurred with regard to the 2022 Notes represented by the Global Securities and has not been cured or waived. In addition, the Company may at any time and in its sole discretion determine not to have the 2022 Notes represented by the Global Securities and, in that event, shall issue the 2022 Notes in definitive form in exchange for the Global Securities. In any such instance, a Holder of a beneficial interest in the Global Securities will be entitled to physical delivery in definitive form of the 2022 Notes represented by the Global Securities equal in principal amount to such beneficial interest and to have such 2022 Notes registered in its name. The 2022 Notes so issued in definitive form shall be issued as registered in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof, unless otherwise specified by the Company. Definitive 2022 Notes may be transferred by presentation for registration to the Registrar and Transfer Agent at its office and must be duly endorsed by the Holder or the Holder’s attorney duly authorized in writing, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Registrar and Transfer Agent duly executed by the Holder or the Holder’s attorney duly authorized in writing. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of definitive 2022 Notes.

(e)	Maturity: The 2022 Notes will mature on March 7, 2022.

(f)

Optional Redemption: (i) Prior to December 7, 2021, the Company may, at its option, redeem the 2022 Notes, in whole at any time or in part from time to time (in €1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to the greater of (i) 100% of the principal amount of the 2022 Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined in the Global Securities representing the 2022 Notes attached hereto as Exhibit A) discounted to the redemption date, on an annual basis (ACTUAL/ACTUAL (ICMA)), at a rate equal to the applicable Treasury Rate (as defined in the Global Securities representing the 2022 Notes attached hereto as Exhibit A) plus 15 basis points plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the redemption date, and (ii) on or after December 7, 2021, the Company may, at its option, redeem the 2022 Notes, in whole at any time or in part from time to time (in €1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof) at a redemption price equal to 100% of the principal amount of the 2022 Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date, in each case as set forth in the Global Securities representing the 2022 Notes attached hereto as Exhibit A. All payments of principal, interest and premium pursuant to the Optional Redemption provisions shall be in euro.

(g)	Redemption for Tax Reasons: The Company may, at its option, redeem the 2022 Notes in whole, but not in part, upon the occurrence of specified tax events as set forth in the Global Securities representing the 2022 Notes attached hereto as Exhibit A. All payments of principal, interest and premium pursuant to the Redemption for Tax Reasons shall be in euro.

(h)	Payments in U.S. Dollars: If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or the euro is no longer used by the member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2022 Notes will be made in U.S. dollars until such currency is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars by the Company on the basis of the most recently available Market Exchange Rate for the euro, as determined by the Company. Any payments in respect of the 2022 Notes so made in U.S. dollars will not constitute an Event of Default under the terms of the 2022 Notes or the Indenture. “Market Exchange Rate” means the noon buying rate in The City of New York for cable transfers of euro as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro, in each case as certified by the Company to the Trustee and the Paying Agent pursuant to an Officers’ Certificate at least five Business Days prior to such payment date.

(i)

Change of Control: Upon the occurrence of both (i) a change of control of the Company and (ii) a downgrade of the Notes below an investment grade rating by each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services.

within a specified period, the Company will be required to make an offer to purchase the 2022 Notes at a price equal to 101% of the aggregate principal amount of the 2022 Notes, plus accrued and unpaid interest to the date of repurchase as and to the extent set forth in the Prospectus Supplement dated February 25, 2015 under the caption “Description of Notes—Change of Control.”

(j)	Payment of Additional Amounts: Section 1010 of the Indenture shall be applicable to the 2022 Notes, as set forth in the Global Securities representing the 2022 Notes attached hereto as Exhibit A. If the Company is required to pay additional amounts with respect to the Notes, the Company shall notify the Trustee and the Paying Agent pursuant to an Officers’ Certificate that specifies the additional amounts payable. If the Trustee and the Paying Agent do not receive such an Officer’s Certificate, the Trustee and the Paying Agent shall be fully protected in assuming that no such additional amounts are payable.

(k)	Sinking Fund: None.

(l)	Conversion or Exchange: The 2022 Notes will not be convertible or exchangeable into other securities of the Company or another Person.

(m)	Purchase Price: 99.460% of the principal amount of the 2022 Notes, plus accrued interest, if any, from March 6, 2015.

(n)	Place of Payment; Transfer, Registration and Exchange; Notices and Demands: Payments of principal and interest on the 2022 Notes will be made as set forth in the Global Securities representing the 2022 Notes attached hereto as Exhibit A. Transfer, registration and exchange of the 2022 Notes will be made as set forth in the Global Securities representing the 2022 Notes attached hereto as Exhibit A. Any notice required to be given under the 2022 Notes to the Company or the Trustee, Paying Agent, Registrar or Transfer Agent under Section 105 of the Indenture shall be in English in writing and shall be delivered in person, sent by pre-paid post (first class if domestic, first class airmail if international) or by facsimile addressed to:

The Company:	Mondelēz International, Inc. Three Parkway North Deerfield, Illinois 60015 United States Email: william.whisler@mdlz.com Fax: +1 (847) 943 4903 Attention: William Whisler, Assistant Treasurer

The Trustee, Paying Agent, Registrar, Transfer Agent and Authentication Agent:	Deutsche Bank Trust Company Americas 60 Wall Street, 16th floor New York, New York 10005
United States Fax: +1 (732) 578 4635 Attention: Corporates Team / Mondelēz International, Inc.

Any notice required to be given under the 2022 Notes to Holders shall be in accordance with the procedures of the applicable depositary.

(o)	Events of Default and Restrictive Covenants: As set forth in the Indenture.

(p)	Trustee, Paying Agent, Registrar, Transfer Agent and Authentication Agent: Deutsche Bank Trust Company Americas.

(q)	Form of 2022 Notes: Attached as Exhibit A to this Officers’ Certificate delivered in connection with the delivery of the 2022 Notes. The further terms of the 2022 Notes shall be as set forth in the Prospectus Supplement dated February 25, 2015 and Exhibit A hereto.

(r)	Price to Public: 99.785% of the principal amount of the 2022 Notes, plus accrued interest, if any, from March 6, 2015.

(s)	Guarantees: The 2022 Notes shall not be issued with Guarantees.

(t)	Miscellaneous: (i) The terms of the 2022 Notes shall include such other terms as are set forth in the form of 2022 Notes attached hereto as Exhibit A and in the Indenture. In addition, the Global Securities for the 2022 Notes shall include the following language: “To the extent the terms, conditions and other provisions of this Note modify, supplement or are inconsistent with those of the Indenture, then the terms, conditions and other provisions of this Note shall govern.” (ii) Paragraph 6 of Section 303 of the Indenture shall not apply in respect of the 2022 Notes; the Depositary shall not be required to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any other applicable statute or regulation. (iii) In addition to the provisions of Section 1002 of the Indenture, the Company undertakes that, to the extent permitted by law, the Company will maintain a paying agent that will not require withholding or deduction of tax pursuant to European Council Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced to conform to, such European Council Directive.

2027 Notes

(a)	Title: 1.625% Notes due 2027.

(b)	Principal Amount: €750,000,000 aggregate principal amount. Principal payments in respect of the 2027 Notes shall be made in euro.

(c)	Interest: Interest on the 2027 Notes is payable annually on March 8 of each year, commencing on March 8, 2016, to persons in whose name a 2027 Note is registered at the close of business on the business day before the relevant interest payment date (or to the applicable depositary, as the case may be). The 2027 Notes will bear interest at a rate per annum of 1.625%. Interest on the 2027 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2027 Notes (or March 6, 2015, if no interest has been paid on the 2027 Notes) to, but excluding, the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. Interest payments in respect of the 2027 Notes shall be made in euro.

(d)	Form and Denominations: Fully-registered book-entry form, as a Registered Security, only, represented by one or more permanent Global Securities registered with BT Globenet Nominees Limited as nominee of Deutsche Bank AG, London Branch, the common depositary (the “Depositary”) for, and in respect of interests held through, Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), in denominations of €100,000 (one hundred thousand euro) and integral multiples of €1,000 (one thousand euro) in excess thereof. The Company shall issue the 2027 Notes in definitive form in exchange for the applicable Global Securities if the Depositary is at any time unwilling or unable to continue as depositary for any of the Global Securities and a successor depositary is not appointed by the Company within 90 days or if an Event of Default has occurred with regard to the 2027 Notes represented by the Global Securities and has not been cured or waived. In addition, the Company may at any time and in its sole discretion determine not to have the 2027 Notes represented by the Global Securities and, in that event, shall issue the 2027 Notes in definitive form in exchange for the Global Securities. In any such instance, a Holder of a beneficial interest in the Global Securities will be entitled to physical delivery in definitive form of the 2027 Notes represented by the Global Securities equal in principal amount to such beneficial interest and to have such 2027 Notes registered in its name. The 2027 Notes so issued in definitive form shall be issued as registered in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof, unless otherwise specified by the Company. Definitive 2027 Notes may be transferred by presentation for registration to the Registrar and Transfer Agent at its office and must be duly endorsed by the Holder or the Holder’s attorney duly authorized in writing, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Registrar and Transfer Agent duly executed by the Holder or the Holder’s attorney duly authorized in writing. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of definitive 2027 Notes.

(e)	Maturity: The 2027 Notes will mature on March 8, 2027.

(f)	Optional Redemption: (i) Prior to December 8, 2026, the Company may, at its option, redeem the 2027 Notes, in whole at any time or in part from time to time (in €1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to the greater of (i) 100% of the principal amount of the 2027 Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined in the Global Securities representing the 2027 Notes attached hereto as Exhibit B) discounted to the redemption date, on an annual basis (ACTUAL/ACTUAL (ICMA)), at a rate equal to the applicable Treasury Rate (as defined in the Global Securities representing the 2027 Notes attached hereto as Exhibit B) plus 25 basis points plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the redemption date, and (ii) on or after December 8, 2026, the Company may, at its option, redeem the 2027 Notes, in whole at any time or in part from time to time (in €1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof) at a redemption price equal to 100% of the principal amount of the 2027 Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date, in each case as set forth in the Global Securities representing the 2027 Notes attached hereto as Exhibit B. All payments of principal, interest and premium pursuant to the Optional Redemption provisions shall be in euro.

(g)	Redemption for Tax Reasons: The Company may, at its option, redeem the 2027 Notes in whole, but not in part, upon the occurrence of specified tax events as set forth in the Global Securities representing the 2027 Notes attached hereto as Exhibit B. All payments of principal, interest and premium pursuant to the Redemption for Tax Reasons shall be in euro.

(h)	Payments in U.S. Dollars: If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or the euro is no longer used by the member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2027 Notes will be made in U.S. dollars until such currency is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars by the Company on the basis of the most recently available Market Exchange Rate for the euro, as determined by the Company. Any payments in respect of the 2027 Notes so made in U.S. dollars will not constitute an Event of Default under the terms of the 2027 Notes or the Indenture. “Market Exchange Rate” means the noon buying rate in The City of New York for cable transfers of euro as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro, in each case as certified by the Company to the Trustee and the Paying Agent pursuant to an Officers’ Certificate at least five Business Days prior to such payment date.

(i)	Change of Control: Upon the occurrence of both (i) a change of control of the Company and (ii) a downgrade of the Notes below an investment grade rating by each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services. within a specified period, the Company will be required to make an offer to purchase the 2027 Notes at a price equal to 101% of the aggregate principal amount of the 2027 Notes, plus accrued and unpaid interest to the date of repurchase as and to the extent set forth in the Prospectus Supplement dated February 25, 2015 under the caption “Description of Notes—Change of Control.”

(j)	Payment of Additional Amounts: Section 1010 of the Indenture shall be applicable to the 2027 Notes, as set forth in the Global Securities representing the 2027 Notes attached hereto as Exhibit B. If the Company is required to pay additional amounts with respect to the Notes, the Company shall notify the Trustee and the Paying Agent pursuant to an Officers’ Certificate that specifies the additional amounts payable. If the Trustee and the Paying Agent do not receive such an Officer’s Certificate, the Trustee and the Paying Agent shall be fully protected in assuming that no such additional amounts are payable.

(k)	Sinking Fund: None.

(l)	Conversion or Exchange: The 2027 Notes will not be convertible or exchangeable into other securities of the Company or another Person.

(m)	Purchase Price: 98.560% of the principal amount of the 2027 Notes, plus accrued interest, if any, from March 6, 2015.

(n)	Place of Payment; Transfer, Registration and Exchange; Notices and Demands: Payments of principal and interest on the 2027 Notes will be made as set forth in the Global Securities representing the 2027 Notes attached hereto as Exhibit B. Transfer, registration and exchange of the 2027 Notes will be made as set forth in the Global Securities representing the 2027 Notes attached hereto as Exhibit B. Any notice required to be given under the 2027 Notes to the Company or the Trustee, Paying Agent, Registrar or Transfer Agent under Section 105 of the Indenture shall be in English in writing and shall be delivered in person, sent by pre-paid post (first class if domestic, first class airmail if international) or by facsimile addressed to:

The Company:	Mondelēz International, Inc. Three Parkway North Deerfield, Illinois 60015 United States Email: william.whisler@mdlz.com Fax: +1 (847) 943 4903 Attention: William Whisler, Assistant Treasurer

The Trustee, Paying Agent, Registrar, Transfer Agent and Authentication Agent:	Deutsche Bank Trust Company Americas 60 Wall Street, 16th floor New York, New York 10005 United States Fax: +1 (732) 578 4635 Attention: Corporates Team / Mondelēz International, Inc.

Any notice required to be given under the 2027 Notes to Holders shall be in accordance with the procedures of the applicable depositary.

(o)	Events of Default and Restrictive Covenants: As set forth in the Indenture.

(p)	Trustee, Paying Agent, Registrar, Transfer Agent and Authentication Agent: Deutsche Bank Trust Company Americas.

(q)	Form of 2027 Notes: Attached as Exhibit B to this Officers’ Certificate delivered in connection with the delivery of the 2027 Notes. The further terms of the 2027 Notes shall be as set forth in the Prospectus Supplement dated February 25, 2015 and Exhibit B hereto.

(r)	Price to Public: 99.935% of the principal amount of the 2027 Notes, plus accrued interest, if any, from March 6, 2015.

(s)	Guarantees: The 2027 Notes shall not be issued with Guarantees.

(t)	Miscellaneous: (i) The terms of the 2027 Notes shall include such other terms as are set forth in the form of 2027 Notes attached hereto as Exhibit B and in the Indenture. In addition, the Global Securities for the 2027 Notes shall include the following language: “To the extent the terms, conditions and other provisions of this Note modify, supplement or are inconsistent with those of the Indenture, then the terms, conditions and other provisions of this Note shall govern.” (ii) Paragraph 6 of Section 303 of the Indenture shall not apply in respect of the 2027 Notes; the Depositary shall not be required to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any other applicable statute or regulation. (iii) In addition to the provisions of Section 1002 of the Indenture, the Company undertakes that, to the extent permitted by law, the Company will maintain a paying agent that will not require withholding or deduction of tax pursuant to European Council Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced to conform to, such European Council Directive.

2035 Notes

(a)	Title: 2.375% Notes due 2035.

(b)	Principal Amount: €750,000,000 aggregate principal amount. Principal payments in respect of the 2035 Notes shall be made in euro.

(c)	Interest: Interest on the 2035 Notes is payable annually on March 6 of each year, commencing on March 6, 2016, to persons in whose name a 2035 Note is registered at the close of business on the business day before the relevant interest payment date (or to the applicable depositary, as the case may be). The 2035 Notes will bear interest at a rate per annum of 2.375%. Interest on the 2035 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2035 Notes (or March 6, 2015, if no interest has been paid on the 2035 Notes) to, but excluding, the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. Interest payments in respect of the 2035 Notes shall be made in euro.

(d)	Form and Denominations: Fully-registered book-entry form, as a Registered Security, only, represented by one or more permanent Global Securities registered with BT Globenet Nominees Limited as nominee of Deutsche Bank AG, London Branch, the common depositary (the “Depositary”) for, and in respect of interests held through, Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), in denominations of €100,000 (one hundred thousand euro) and integral multiples of €1,000 (one thousand euro) in excess thereof. The Company shall issue the 2035 Notes in definitive form in exchange for the applicable Global Securities if the Depositary is at any time unwilling or unable to continue as depositary for any of the Global Securities and a successor depositary is not appointed by the Company within 90 days or if an Event of Default has occurred with regard to the 2035 Notes represented by the Global Securities and has not been cured or waived. In addition, the Company may at any time and in its sole discretion determine not to have the 2035 Notes represented by the Global Securities and, in that event, shall issue the 2035 Notes in definitive form in exchange for the Global Securities. In any such instance, a Holder of a beneficial interest in the Global Securities will be entitled to physical delivery in definitive form of the 2035 Notes represented by the Global Securities equal in principal amount to such beneficial interest and to have such 2035 Notes registered in its name. The 2035 Notes so issued in definitive form shall be issued as registered in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof, unless otherwise specified by the Company. Definitive 2035 Notes may be transferred by presentation for registration to the Registrar and Transfer Agent at its office and must be duly endorsed by the Holder or the Holder’s attorney duly authorized in writing, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Registrar and Transfer Agent duly executed by the Holder or the Holder’s attorney duly authorized in writing. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of definitive 2035 Notes.

(e)	Maturity: The 2035 Notes will mature on March 6, 2035.

(f)	Optional Redemption: (i) Prior to December 6, 2034, the Company may, at its option, redeem the 2035 Notes, in whole at any time or in part from time to time (in €1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to the greater of (i) 100% of the principal amount of the 2035 Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined in the Global Securities representing the 2035 Notes attached hereto as Exhibit C) discounted to the redemption date, on an annual basis (ACTUAL/ACTUAL (ICMA)), at a rate equal to the applicable Treasury Rate (as defined in the Global Securities representing the 2035 Notes attached hereto as Exhibit C) plus 25 basis points plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the redemption date, and (ii) on or after December 6, 2034, the Company may, at its option, redeem the 2035 Notes, in whole at any time or in part from time to time (in €1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof) at a redemption price equal to 100% of the principal amount of the 2035 Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date, in each case as set forth in the Global Securities representing the 2035 Notes attached hereto as Exhibit C. All payments of principal, interest and premium pursuant to the Optional Redemption provisions shall be in euro.

(g)	Redemption for Tax Reasons: The Company may, at its option, redeem the 2035 Notes in whole, but not in part, upon the occurrence of specified tax events as set forth in the Global Securities representing the 2035 Notes attached hereto as Exhibit C. All payments of principal, interest and premium pursuant to the Redemption for Tax Reasons shall be in euro.

(h)	Payments in U.S. Dollars: If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or the euro is no longer used by the member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the 2035 Notes will be made in U.S. dollars until such currency is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars by the Company on the basis of the most recently available Market Exchange Rate for the euro, as determined by the Company. Any payments in respect of the 2035 Notes so made in U.S. dollars will not constitute an Event of Default under the terms of the 2035 Notes or the Indenture. “Market Exchange Rate” means the noon buying rate in The City of New York for cable transfers of euro as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro, in each case as certified by the Company to the Trustee and the Paying Agent pursuant to an Officers’ Certificate at least five Business Days prior to such payment date.

(i)	Change of Control: Upon the occurrence of both (i) a change of control of the Company and (ii) a downgrade of the Notes below an investment grade rating by each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services. within a specified period, the Company will be required to make an offer to purchase the 2035 Notes at a price equal to 101% of the aggregate principal amount of the 2035 Notes, plus accrued and unpaid interest to the date of repurchase as and to the extent set forth in the Prospectus Supplement dated February 25, 2015 under the caption “Description of Notes—Change of Control.”

(j)	Payment of Additional Amounts: Section 1010 of the Indenture shall be applicable to the 2035 Notes, as set forth in the Global Securities representing the 2035 Notes attached hereto as Exhibit C If the Company is required to pay additional amounts with respect to the Notes, the Company shall notify the Trustee and the Paying Agent pursuant to an Officers’ Certificate that specifies the additional amounts payable. If the Trustee and the Paying Agent do not receive such an Officer’s Certificate, the Trustee and the Paying Agent shall be fully protected in assuming that no such additional amounts are payable.

(k)	Sinking Fund: None.

(l)	Conversion or Exchange: The 2035 Notes will not be convertible or exchangeable into other securities of the Company or another Person.

(m)	Purchase Price: 98.921% of the principal amount of the 2035 Notes, plus accrued interest, if any, from March 6, 2015.

(n)	Place of Payment; Transfer, Registration and Exchange; Notices and Demands: Payments of principal and interest on the 2035 Notes will be made as set forth in the Global Securities representing the 2035 Notes attached hereto as Exhibit C. Transfer, registration and exchange of the 2035 Notes will be made as set forth in the Global Securities representing the 2035 Notes attached hereto as Exhibit C. Any notice required to be given under the 2035 Notes to the Company or the Trustee, Paying Agent, Registrar or Transfer Agent under Section 105 of the Indenture shall be in English in writing and shall be delivered in person, sent by pre-paid post (first class if domestic, first class airmail if international) or by facsimile addressed to:

The Company:	Mondelēz International, Inc. Three Parkway North Deerfield, Illinois 60015 United States Email: william.whisler@mdlz.com Fax: +1 (847) 943 4903 Attention: William Whisler, Assistant Treasurer

The Trustee, Paying Agent, Registrar, Transfer Agent and Authentication Agent:	Deutsche Bank Trust Company Americas 60 Wall Street, 16th floor New York, New York 10005 United States Fax: +1 (732) 578 4635 Attention: Corporates Team / Mondelēz International, Inc.

Any notice required to be given under the 2035 Notes to Holders shall be in accordance with the procedures of the applicable depositary.

(o)	Events of Default and Restrictive Covenants: As set forth in the Indenture.

(p)	Trustee, Paying Agent, Registrar, Transfer Agent and Authentication Agent: Deutsche Bank Trust Company Americas.

(q)	Form of 2035 Notes: Attached as Exhibit C to this Officers’ Certificate delivered in connection with the delivery of the 2035 Notes. The further terms of the 2035 Notes shall be as set forth in the Prospectus Supplement dated February 25, 2015 and Exhibit C hereto.

(r)	Price to Public: 99.371% of the principal amount of the 2035 Notes, plus accrued interest, if any, from March 6, 2015.

(s)	Guarantees: The 2035 Notes shall not be issued with Guarantees.

(t)	Miscellaneous: (i) The terms of the 2035 Notes shall include such other terms as are set forth in the form of 2035 Notes attached hereto as Exhibit C and in the Indenture. In addition, the Global Securities for the 2035 Notes shall include the following language: “To the extent the terms, conditions and other provisions of this Note modify, supplement or are inconsistent with those of the Indenture, then the terms, conditions and other provisions of this Note shall govern.” (ii) Paragraph 6 of Section 303 of the Indenture shall not apply in respect of the 2035 Notes; the Depositary shall not be required to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any other applicable statute or regulation. (iii) In addition to the provisions of Section 1002 of the Indenture, the Company undertakes that, to the extent permitted by law, the Company will maintain a paying agent that will not require withholding or deduction of tax pursuant to European Council Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced to conform to, such European Council Directive.

2045 Notes

(a)	Title: 3.875% Notes due 2045.

(b)	Principal Amount: £450,000,000 aggregate principal amount. Principal payments in respect of the 2045 Notes shall be made in sterling.

(c)	Interest: Interest on the 2045 Notes is payable annually on March 6 of each year, commencing on March 6, 2016, to persons in whose name a 2045 Note is registered at the close of business on the business day before the relevant interest payment date (or to the applicable depositary, as the case may be). The 2045 Notes will bear interest at a rate per annum of 3.875%. Interest on the 2045 Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the 2045 Notes (or March 6, 2015, if no interest has been paid on the 2045 Notes) to, but excluding, the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association. Interest payments in respect of the 2045 Notes shall be made in sterling.

(d)	Form and Denominations: Fully-registered book-entry form, as a Registered Security, only, represented by one or more permanent Global Securities registered with BT Globenet Nominees Limited as nominee of Deutsche Bank AG, London Branch, the common depositary (the “Depositary”) for, and in respect of interests held through, Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”), and Clearstream Banking, société anonyme (“Clearstream”), in denominations of £100,000 (one hundred thousand euro) and integral multiples of £1,000 (one thousand euro) in excess thereof. The Company shall issue the 2045 Notes in definitive form in exchange for the applicable Global Securities if the Depositary is at any time unwilling or unable to continue as depositary for any of the Global Securities and a successor depositary is not appointed by the Company within 90 days or if an Event of Default has occurred with regard to the 2045 Notes represented by the Global Securities and has not been cured or waived. In addition, the Company may at any time and in its sole discretion determine not to have the 2045 Notes represented by the Global Securities and, in that event, shall issue the 2045 Notes in definitive form in exchange for the Global Securities. In any such instance, a Holder of a beneficial interest in the Global Securities will be entitled to physical delivery in definitive form of the 2045 Notes represented by the Global Securities equal in principal amount to such beneficial interest and to have such 2045 Notes registered in its name. The 2045 Notes so issued in definitive form shall be issued as registered in minimum denominations of £100,000 and integral multiples of £1,000 in excess thereof, unless otherwise specified by the Company. Definitive 2045 Notes may be transferred by presentation for registration to the Registrar and Transfer Agent at its office and must be duly endorsed by the Holder or the Holder’s attorney duly authorized in writing, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Registrar and Transfer Agent duly executed by the Holder or the Holder’s attorney duly authorized in writing. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of definitive 2045 Notes.

(e)	Maturity: The 2045 Notes will mature on March 6, 2045.

(f)	Optional Redemption: (i) Prior to December 6, 2044, the Company may, at its option, redeem the 2045 Notes, in whole at any time or in part from time to time (in £1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof), at a redemption price equal to the greater of (i) 100% of the principal amount of the 2045 Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined in the Global Securities representing the 2045 Notes attached hereto as Exhibit D) discounted to the redemption date, on an annual basis (ACTUAL/ACTUAL (ICMA)), at a rate equal to the applicable Treasury Rate (as defined in the Global Securities representing the 2045 Notes attached hereto as Exhibit D) plus 25 basis points plus, in either case, accrued and unpaid interest, if any, thereon to, but excluding, the redemption date, and (ii) on or after December 6, 2044, the Company may, at its option, redeem the 2045 Notes, in whole at any time or in part from time to time (in £1,000 increments, provided that any remaining principal amount thereof shall be at least the minimum authorized denomination thereof) at a redemption price equal to 100% of the principal amount of the 2045 Notes to be redeemed, plus accrued and unpaid interest, if any, thereon to, but excluding, the redemption date, in each case as set forth in the Global Securities representing the 2045 Notes attached hereto as Exhibit D. All payments of principal, interest and premium pursuant to the Optional Redemption provisions shall be in sterling.

(g)	Redemption for Tax Reasons: The Company may, at its option, redeem the 2045 Notes in whole, but not in part, upon the occurrence of specified tax events as set forth in the Global Securities representing the 2045 Notes attached hereto as Exhibit D. All payments of principal, interest and premium pursuant to the Redemption for Tax Reasons shall be in sterling.

(h)	Redenomination into Euro; Payments in U.S. Dollars: If the United Kingdom adopts euro, in lieu of sterling, as its lawful currency, the 2045 Notes will be redenominated in euro on a date determined by the Company, in its sole discretion, with a principal amount for each 2045 Note equal to the principal amount of that 2045 Note in sterling, converted into euro at the rate established by the applicable law; provided that, if the Company determines after consultation with the Paying Agent that the then current market practice in respect of redenomination into euro of internationally offered securities is different from the provisions described above, such provisions will be deemed to be amended so as to comply with such market practice and the Company will promptly notify the Trustee or the Paying Agent of such deemed amendment. The Company will give 30 days’ notice of the redenomination date to the Paying Agent, the Trustee, Euroclear and Clearstream and provide the Trustee and Paying Agent with an Officers’ Certificate certifying the same.

If sterling (or, in the event such 2045 Notes are redenominated into euro, euro) is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control (or, once redenominated into euro, the euro is no longer used by the member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community), then all payments in respect of such 2045 Notes will be made in U.S. dollars until sterling (or euro, as the case may be) is again available to the Company or so used. The amount payable on any date in sterling (or, in the event such 2045 Notes are redenominated into euro, euro) will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for sterling (or euro, as the case may be). Any payments in respect of such 2045 Notes so made in U.S. dollars will not constitute an Event of Default under the terms of such 2045 Notes or the Indenture. “Market Exchange Rate” means the noon buying rate in The City of New York for cable transfers of sterling (or euro, as the case may be) as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. The amount payable on any date in sterling or euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the sterling or euro, as the case may be, in each case as certified by the Company to the Trustee and the Paying Agent pursuant to an Officers’ Certificate at least five Business Days prior to such payment date.

(i)	Change of Control: Upon the occurrence of both (i) a change of control of the Company and (ii) a downgrade of the Notes below an investment grade rating by each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services. within a specified period, the Company will be required to make an offer to purchase the 2045 Notes at a price equal to 101% of the aggregate principal amount of the 2045 Notes, plus accrued and unpaid interest to the date of repurchase as and to the extent set forth in the Prospectus Supplement dated February 25, 2015 under the caption “Description of Notes—Change of Control.”

(j)	Payment of Additional Amounts: Section 1010 of the Indenture shall be applicable to the 2045 Notes, as set forth in the Global Securities representing the 2045 Notes attached hereto as Exhibit D. If the Company is required to pay additional amounts with respect to the Notes, the Company shall notify the Trustee and the Paying Agent pursuant to an Officers’ Certificate that specifies the additional amounts payable. If the Trustee and the Paying Agent do not receive such an Officer’s Certificate, the Trustee and the Paying Agent shall be fully protected in assuming that no such additional amounts are payable.

(k)	Sinking Fund: None.

(l)	Conversion or Exchange: The 2045 Notes will not be convertible or exchangeable into other securities of the Company or another Person.

(m)	Purchase Price: 99.217% of the principal amount of the 2045 Notes, plus accrued interest, if any, from March 6, 2015.

(n)	Place of Payment; Transfer, Registration and Exchange; Notices and Demands: Payments of principal and interest on the 2045 Notes will be made as set forth in the Global Securities representing the 2045 Notes attached hereto as Exhibit D. Transfer, registration and exchange of the 2045 Notes will be made as set forth in the Global Securities representing the 2045 Notes attached hereto as Exhibit D. Any notice required to be given under the 2045 Notes to the Company or the Trustee, Paying Agent, Registrar or Transfer Agent under Section 105 of the Indenture shall be in English in writing and shall be delivered in person, sent by pre-paid post (first class if domestic, first class airmail if international) or by facsimile addressed to:

The Company:	Mondelēz International, Inc. Three Parkway North Deerfield, Illinois 60015 United States Email: william.whisler@mdlz.com Fax: +1 (847) 943 4903 Attention: William Whisler, Assistant Treasurer

The Trustee, Paying Agent, Registrar, Transfer Agent and Authentication Agent:	Deutsche Bank Trust Company Americas 60 Wall Street, 16th floor New York, New York 10005 United States Fax: +1 (732) 578 4635 Attention: Corporates Team / Mondelēz International, Inc.

Any notice required to be given under the 2045 Notes to Holders shall be in accordance with the procedures of the applicable depositary.

(o)	Events of Default and Restrictive Covenants: As set forth in the Indenture.

(p)	Trustee, Paying Agent, Registrar, Transfer Agent and Authentication Agent: Deutsche Bank Trust Company Americas.

(q)	Form of 2045 Notes: Attached as Exhibit D to this Officers’ Certificate delivered in connection with the delivery of the 2045 Notes. The further terms of the 2045 Notes shall be as set forth in the Prospectus Supplement dated February 25, 2015 and Exhibit D hereto.

(r)	Price to Public: 99.717% of the principal amount of the 2045 Notes, plus accrued interest, if any, from March 6, 2015.

(s)	Guarantees: The 2045 Notes shall not be issued with Guarantees.

(t)	Miscellaneous: (i) The terms of the 2045 Notes shall include such other terms as are set forth in the form of 2045 Notes attached hereto as Exhibit D and in the

Indenture. In addition, the Global Securities for the 2045 Notes shall include the following language: “To the extent the terms, conditions and other provisions of this Note modify, supplement or are inconsistent with those of the Indenture, then the terms, conditions and other provisions of this Note shall govern.” (ii) Paragraph 6 of Section 303 of the Indenture shall not apply in respect of the 2045 Notes; the Depositary shall not be required to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any other applicable statute or regulation. (iii) In addition to the provisions of Section 1002 of the Indenture, the Company undertakes that, to the extent permitted by law, the Company will maintain a paying agent that will not require withholding or deduction of tax pursuant to European Council Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced to conform to, such European Council Directive.

IN WITNESS WHEREOF, the undersigned Senior Vice President and Treasurer, and Vice President and Corporate Secretary, respectively, of the Company, have executed this Certificate as of the date first written above.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Barbara L. Brasier
Name:	Barbara L. Brasier
Title:	Senior Vice President and Treasurer

By:	/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

[Officers’ Certificate under Section 301 of the Indenture]